UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported): December 27, 2024

Biora Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39334	27-3950390
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4330 La Jolla Village Drive, Suite 300
San Diego, California	92122
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (833) 727-2841

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BIOR	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

The information regarding the DIP Term Sheet Agreement (as defined below) set forth in Item 1.03 of this Current Report on Form 8-K is incorporated into this Item 1.01 by reference.

Item 1.03 Bankruptcy or Receivership.

On December 27, 2024, Biora Therapeutics, Inc. (the “Company” or the “Debtor”) filed a voluntary petition (the “Chapter 11 Case”) for relief under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) with the Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) The Company has requested that the Bankruptcy Court administer the Chapter 11 Case under the caption “In re Biora Therapeutics, Inc., et al” under the Case No. 24-12849 (BLS).

The Debtor continues to operate its business and manage its properties as “debtor-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court. The Debtor has filed various “first day” motions with the Bankruptcy Court requesting customary relief that will enable the Company to transition into Chapter 11 protection without material disruption to its ordinary course operations. In addition, the Debtor filed with the Bankruptcy Court a motion seeking approval of the Company’s entry into debtor-in-possession financing on the terms and conditions set forth in the DIP Term Sheet (as defined below) under which the Company and the DIP Lenders (as defined below) and the Trustee (as defined below) agreed to (i) debtor-in-possession financing to support a continued in-court sale process to sell the Company’s business or assets on a cash-free, debt-free basis (the “Sale Process”), and (ii) ongoing negotiations regarding the Prepetition Senior Secured Parties agreement to a stalking horse bid for substantially all of the Company’s assets.

Bankruptcy Court filings and other information related to the Chapter 11 Case are available at a website administered by the Company’s noticing and claims agent cases.ra.kroll.com/biora. The documents and other information on this website are not part of this Current Report on Form 8-K and shall not be deemed incorporated by reference herein.

DIP Term Sheet

On December 27, 2024, prior to the commencement of the Chapter 11 Case, the Company entered into a DIP Term Sheet (the “DIP Term Sheet”) with certain holders (the “DIP Lenders”) of the Company’s 11.00%/13.00% Convertible Senior Secured Notes due 2028 (the “2028 Notes”) governed by the Amended and Restated Indenture (the “Prepetition A&R Indenture”) by and between Biora Therapeutics, Inc., as issuer (the “Issuer”), and GLAS Trust Company LLC, as Trustee (the “Trustee”) and collateral agent (the “Collateral Agent”). Capitalized terms used but not otherwise defined in this “DIP Term Sheet” section of this Current Report on Form 8-K have the meanings given to them in the DIP Term Sheet. The parties to the DIP Term Sheet have agreed to the following principle terms of a DIP Facility (as defined below) and the milestones for the Sale Process.

DIP Facility

Subject to the approval of the Bankruptcy Court, the DIP Term Sheet provides that Company and the DIP Lenders enter into a DIP Facility providing for superpriority priming term loans (the “DIP Loans” and the commitment by the DIP Lenders to provide the DIP Loans, the “DIP Loan Commitment”) of an aggregate principal amount equal to $46,125,000.00, to be comprised of:

(a)	Up to $10,250,000.00 in aggregate principal amount of loans (“New Money DIP Loans”); and

(b)	Up to $35,875,000.00 in aggregate principal amount, comprised of (a) $28,060,000.00 of Payment Priority Exchange Notes and (b) $7,815,000.00 of Payment Priority New Money Notes, each issued under the Prepetition A&R Indenture and held by Prepetition Holders that are DIP Lenders funding, directly or indirectly, through their affiliates, designees or beneficial holders, their pro rata portion of the New Money DIP Loans which will be deemed to have been advanced and converted on a cashless, dollar-for-dollar basis into DIP Loans (and which, upon conversion, shall automatically (i) no longer be outstanding under the Prepetition A&R Indenture and (ii) no longer constitute Prepetition Priority Obligations (such DIP Loans, the “Roll-Up Loans”).

The New Money DIP Loans will bear interest at Term SOFR (subject to a 2.00% floor) plus a margin of 12.50% per annum, which will be paid-in-kind monthly. Roll-Up Loans will bear interest at 13% per annum, which will be paid-in-kind. During the continuance of an Event of Default (as defined in the DIP Term Sheet), the New DIP Money Loans and all other outstanding obligations under the DIP Facility will bear interest at an additional 2.00% per annum above the interest rate otherwise applicable.

The proceeds of the New Money DIP Loans will be used by the Company in accordance with the terms of the Budget set forth in the DIP Term Sheet to be agreed upon by the Company and Non-defaulting DIP Lenders holding DIP Loans and DIP Loan Commitments representing more than 50% of the aggregate total outstanding DIP Loans and DIP Loan Commitments (the “Required DIP Lenders”). The proceeds of the Roll-Up Loans will be used solely to refinance and repay (through a cashless conversion) the equivalent amount of Payment Priority New Money Notes and Payment Priority Exchange Notes outstanding under the Prepetition A&R Indenture on a dollar-for dollar basis.

The DIP Facility shall provide for (i) a closing premium of 10.00% of the New Money DIP Loans (the “Closing Premium”), which shall be paid in kind on the Closing Date, (ii) the agency fee to the DIP Agent (the “Agency Fee”), which shall be fully earned and payable in which shall be deemed fully earned when paid and which shall be payable in immediately available funds on the Closing Date, (iii) an exit premium of 5.00% of the New Money DIP Loans (the “Exit Premium”), which fee shall be paid in cash on the Maturity Date (as defined under the DIP Term Sheet); provided that the Exit Premium shall not be due and owing in the event the DIP Lenders acquire substantially all, or a portion of, the Debtor’s assets in connection with the credit bid.

The DIP Facility may be voluntarily prepaid, and the commitments thereunder voluntarily reduced by the Borrower, in whole or in part, without premium or penalty (other than payment of the Exit Premium), at any time upon three (3) business days’ notice to the DIP Agent (subject to actual breakage costs (if any)). Certain mandatory prepayments are also required in the event of certain asset dispositions, receipt of insurance proceeds and incurrence of indebtedness.

The DIP Facility shall include customary negative covenants for debtor-in-possession loan agreements of this type, including covenants limiting the Company’s ability to, among other things, incur additional indebtedness, create liens on assets, make investments, advances or guarantees, engage in mergers, consolidations, sales of assets and acquisitions, use the proceeds of the DIP Facility for any purpose not permitted by the DIP Facility, and pay dividends and distributions, in each case subject to customary exceptions for debtor-in-possession loan agreements of this type. The DIP Facility shall also include representations and warranties, mandatory prepayments, affirmative covenants, and events of default customary for financings of this type. Certain bankruptcy-related events are also events of default, including, but not limited to, the dismissal by the Bankruptcy Court of the Chapter 11 Case, the conversion of the Chapter 11 Case to a case under chapter 7 of the Bankruptcy Code, the appointment of a trustee pursuant to chapter 11 of the Bankruptcy Code, and certain other events related to the impairment of the DIP Lenders’ rights or liens granted under the DIP Credit Agreement, including the failure of any Loan Party to violate any term in the Interim DIP Order or Final DIP Order.

DIP Milestones

The parties to the DIP Term Sheet have agreed to certain milestones for the Sale Process, including the following (the “Milestones”):

Milestone	Event

December 27, 2024	Petition Date

January 6, 2025

File motion to approve bidding procedures for the sale of all, substantially all, or a portion of the Debtor’s assets (the “Bidding Procedures Motion”) which Bidding Procedures Motion shall also seek approval of a stalking horse bid (the “Stalking Horse Bid”).

January 26, 2025	Bankruptcy Court shall have entered an order with respect to the Bidding Procedures (the “Bidding Procedures Order”). Bankruptcy Court entry of final order approving the DIP Facility.

February 20, 2025	An auction (if any) (the “Auction”) shall have commenced pursuant to the terms of the Bidding Procedures set forth in the Bidding Procedures Motion;

February 25, 2025	Subject to Bankruptcy Court availability, a hearing approving one or more sales of all, substantially all, or a portion of the Debtor’s assets (collectively, the “Sale”) shall have occurred (the “Sale Hearing”).

March 2, 2025	Proposed Sale closing

The foregoing description of the DIP Term Sheet does not purport to be complete and is qualified in its entirety by reference to the DIP Term Sheet, a substantially final form of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 2.04 Triggering Events that Accelerate or Increase a Direct Financial Obligation under an Off-Balance Sheet Arrangement

The filing of the Chapter 11 Case constitutes an event of default that accelerated obligations under certain debt instruments and agreements, including the 2028 Notes (the “Debt Instruments ”). Any efforts to enforce payment obligations under the Debt Instruments are automatically stayed as a result of the Chapter 11 Case and the creditors’ rights in respect of the Debt Instruments are subject to the applicable provisions of the Bankruptcy Code.

Item 7.01 Regulation FD Disclosure

On December 30, 2024, the Company issued a press release announcing the filing of the Chapter 11 Case. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

This information and the information contained in Exhibit 99.1 are furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act ”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in any such filing, regardless of any general incorporation language in the filing.

Cautionary Note Regarding the Company’s Securities

The Company cautions that trading in its securities during the pendency of the Chapter 11 Case is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Case. In particular, the Company expects that its security holders will experience a significant or complete loss on their investment.

Forward-Looking Statements

This current report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this current report that do not relate to matters of historical fact should be considered forward-looking statements, including statements regarding the Company’s business and balance sheet strength, profitability, continued product development, advancement of its strategy, ability to continue operating its business, make timely payments and meet its obligations to vendors, suppliers, employees and other stakeholders, ability to maintain its workforce, and ability to implement the restructuring pursuant to the Chapter 11 Case and plan of reorganization, including the timetable of completing such transactions, if at all. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to: the Company’s ability to obtain Court approval with respect to motions in the Chapter 11 Case; the effects of the Chapter 11 Case on the Company and on the interests of its constituents; the length of time the Company will operate under the Chapter 11 Case; the ability to enter into, and comply with, the DIP Financing and ultimately satisfy the milestones set forth therein, the potential adverse effects of the Chapter 11 Case on the Company’s liquidity and results of operations and increased legal and other professional costs necessary to effect the Sale Process; the potential risks associated with trading on the OTC Market, including liquidity constraints and limited regulatory oversight; risks related to the Company’s indebtedness that may restrict its current and future operations; and the Company’s ability to continue as a going concern. These factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this current report. Any such forward-looking statements represent management’s estimates as of the date of this current report. All forward-looking statements speak only as of the date made, and the Company disclaims any obligation to update any of these statements, even if subsequent events cause our views to change. The Company therefore cautions readers against relying on these forward-looking statements and they should not be relied upon as representing our views as of any date subsequent to the date of this current report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	DIP Term Sheet
99.1	Press release dated December 30, 2024
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Biora Therapeutics, Inc.

Date:	December 30, 2024	By:	/s/ Clarke Neumann
Clarke Neumann
SVP General Counsel & Secretary